UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2010

Vitamin Shoppe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2101 91st Street

North Bergen, New Jersey 07047

(Addresses of Principal Executive Offices, including Zip Code)

(800) 223-1216

(Registrant’s Telephone Number, Including Area Code)

(Formerly VS Holdings, Inc.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 27, 2010, Vitamin Shoppe, Inc. issued a press release containing its preliminary unaudited financial results for the third fiscal quarter ending September 25, 2010. A copy of the press release is attached as Exhibit 99.1.

Item 8.01	Other Events

On October 27, 2010, Vitamin Shoppe, Inc. announced in the press release referred to above, its election to redeem on November 26, 2010 (the “Redemption Date”) $20,000,000 of the $75,106,000 of its Notes that remain outstanding. The redemption price for the Notes will be 100% of the principal amount of the redeemed Notes, plus accrued and unpaid interest to the Redemption Date. A copy of the notice of redemption is attached to this Form 8-K as Exhibit 99.2.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Earnings release issued by Vitamin Shoppe, Inc., dated October 27, 2010.

99.2	Vitamin Shoppe Industries, Inc., notice of redemption dated October 27, 2010.

This Form 8-K and the attached Exhibits are furnished to comply with Item 2.02, Item 8.01, and Item 9.01 of Form 8-K. Neither this Form 8-K nor the attached Exhibits are to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Form 8-K nor the attached Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vitamin Shoppe, Inc.

Date: October 27, 2010	By:	/s/ MICHAEL G. ARCHBOLD
	Name:	Michael G. Archbold
	Title:	Chief Financial Officer